Exhibit 99.1:

This Statement on Form 4 is filed jointly by the Reporting Persons listed below.  The principal business address of each of these Reporting Persons is 333 South Grand Avenue, 28th Floor, Los Angeles, CA 90071.

Name of Designated Filer: Oaktree Opportunities Investments, L.P.

Date of Event Requiring Statement: May 1, 2013

Issuer Name and Ticker or Trading Symbol: CHTR

OAKTREE OPPORTUNITIES INVESTMENTS, L.P

By: Its:	Oaktree Fund GP, LLC General Partner

By: Its:	Oaktree Fund GP I, L.P. Managing Member

By:	/s/ Richard Ting
Name:	Richard Ting
Title:	Authorized Signatory

By:	/s/ Philip McDermott
Name:	Philip McDermott
Title:	Authorized Signatory

OAKTREE FUND GP, LLC

By: Its:	Oaktree Fund GP I, L.P. Managing Member

By:	/s/ Richard Ting
Name:	Richard Ting
Title:	Authorized Signatory

By:	/s/ Philip McDermott
Name:	Philip McDermott
Title:	Authorized Signatory

OAKTREE FUND GP I, L.P.

By:	/s/ Richard Ting
Name:	Richard Ting
Title:	Authorized Signatory

By:	/s/ Philip McDermott
Name:	Philip McDermott
Title:	Authorized Signatory

OAKTREE CAPITAL I, L.P.

By: Its:	OCM Holdings I, LLC General Partner

By:	/s/ Richard Ting
Name:	Richard Ting
Title:	Managing Director and Associate General Counsel

By:	/s/ Philip McDermott
Name:	Philip McDermott
Title:	Assistant Vice President

OCM HOLDINGS I, LLC

By:	/s/ Richard Ting
Name:	Richard Ting
Title:	Managing Director and Associate General Counsel

By:	/s/ Philip McDermott
Name:	Philip McDermott
Title:	Assistant Vice President

OAKTREE HOLDINGS, LLC

By: Its:	Oaktree Capital Group, LLC Managing Member

By:	/s/ Richard Ting
Name:	Richard Ting
Title:	Managing Director, Associate General Counsel and Assistant Secretary

By:	/s/ Philip McDermott
Name:	Philip McDermott
Title:	Assistant Vice President

OAKTREE CAPITAL GROUP, LLC

By:	/s/ Richard Ting
Name:	Richard Ting
Title:	Managing Director, Associate General Counsel and Assistant Secretary

By:	/s/ Philip McDermott
Name:	Philip McDermott
Title:	Assistant Vice President

OAKTREE CAPITAL GROUP HOLDINGS GP, LLC

By:	/s/ Richard Ting
Name:	Richard Ting
Title:	Managing Director and Associate General Counsel

By:	/s/ Philip McDermott
Name:	Philip McDermott
Title:	Assistant Vice President